SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2009

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

On October 26, 2009, Triumph Group, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended September 30, 2009 and the following day conducted a conference call to further discuss these financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                  For the fiscal quarter ended as of September 30, 2009, sales mix was as follows:  commercial was 48% (compared to 43% in the prior full fiscal year), military was 38% (compared to 36% in the prior full fiscal year), regional jets were 4% (compared to 6% in the prior full fiscal year), business jets were 5% (compared to 9% in the prior full fiscal year) and non-aviation was 5% (compared to 6% in the prior fiscal year).

•                  The top ten programs represented in the backlog were the 737 NG, 777, V-22, CH-47, 787, UH-60, C-17, F-15, 747, and A320 programs, respectively.

•                  For the fiscal quarter ended September 30, 2009, Boeing commercial, military and space accounted for 30.3% of net sales of which approximately 60% was commercial and 40% was military.

•                  For the fiscal quarter ended September 30, 2009, OEM sales represented 71% (compared to 67% in the prior full fiscal year), Aftermarket sales represented 24% (compared to 27% in the prior full fiscal year), and Other was 5% (compared to 6% in prior full fiscal year).

•                  Same store sales for the Company for the fiscal quarter ended September 30, 2009 decreased 11% over the comparable quarter in the prior fiscal year.  Aerospace Systems same store sales for the quarter ended September 30, 2009 was $231.5 million, a decrease of 10% from the comparable quarter in the prior fiscal year. Aftermarket Services same store sales for the fiscal quarter ended September 30, 2009 was $57.3 million, a decrease of 14% from the comparable quarter in the prior fiscal year.  All of the Aftermarket Services segment sales for the quarter were organic.

•                  Export sales for the fiscal quarter ended September 30, 2009 were $61.0 million, a decrease of 10% from the comparable quarter in the prior fiscal year.

•                  For the fiscal year ending March 31, 2010, the Company expects its effective tax rate to be approximately 34%, which reflects the fact that the Research and Experimentation Tax Credit is due to expire on December 31, 2009.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                                Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 26, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2009		TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 26, 2009